UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 19, 2005

ANWORTH MORTGAGE ASSET CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13709	52-2059785
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 250, Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 255-4493

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland an Articles Supplementary to its charter. The Articles Supplementary classified 4,000,000 unissued shares of Company preferred stock, par value $0.01 per share, as “8.625% Series A Cumulative Preferred Stock” (the “Preferred Stock”). The 4,000,000 shares of Preferred Stock have the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Articles Supplementary. The reclassification increases the number of shares of our Preferred Stock from 1,150,000 shares immediately prior to the reclassification to 5,150,000 shares immediately after the reclassification.

A copy of the Articles Supplementary is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 8.01	Other Events.

On January 19, 2005, the Company entered into an Amended and Restated Sales Agreement with Cantor Fitzgerald & Co. to sell up to 2.0 million shares of its 8.625% Series A Cumulative Preferred Stock, par value $.01 (the “Preferred Stock”) and up to 5.7 million shares of its common stock (the “Common Stock”), from time to time through a controlled equity offering program under which Cantor Fitzgerald & Co. will act as sales agent. Sales of the shares of Preferred Stock and Common Stock will be made on the New York Stock Exchange by means of ordinary brokers’ transactions at market prices and through privately negotiated transactions.

A copy of the Amended and Restated Sales Agreement is attached as Exhibit 1.1, to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

1.1	Amended and Restated Sales Agreement dated January 19, 2005 by and between the Company and Cantor Fitzgerald & Co.

3.1	Articles Supplementary designating the Company’s 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2005

ANWORTH MORTGAGE ASSET CORPORATION

By:	/s/ LLOYD MCADAMS
Lloyd McAdams
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Sales Agreement dated January 19, 2005 by and between the Company and Cantor Fitzgerald & Co.

3.1	Articles Supplementary designating the Company’s 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share.